Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 18, 2022, by and among Assure Holdings Corp., a Nevada corporation (the “Company”), and purchaser identified on the signature page hereto (the “Purchaser”). Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 1.5.

RECITALS

A.            On the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

B.            The Company has authorized, upon the terms and conditions stated in this Agreement, the sale and issuance (the “Offering”) of shares of Company Common Stock (as defined in Section 1.5 hereof) (the “Shares”).

C.            At the Closing (as hereinafter defined), the Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of Shares as hereafter specified on the signature page hereto.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I
PURCHASE AND SALE

1.1            Authorization of Sale of Shares. The Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, such number of Shares set forth on the signature page hereto, at a price per Share equal to $0.60 (the “Price Per Share” and the total purchase price for the Shares to be paid by such Purchaser, the “Share Purchase Price”).

1.2            Closing. Subject to the terms and conditions set forth in this Agreement, the closing of the purchase and sale of the Shares to the Purchaser by the Company (the “Closing”) will occur following the satisfaction or waiver of the conditions set forth in Sections 5.1 and 5.2, or at such other time and place or on such date as the parties may agree upon (the “Closing Date”). The Closing shall take place at the offices of Dorsey & Whitney LLP, Suite 400, 1400 Wewatta Street, Denver, CO 80202, or at such other place as the parties may agree upon.

1.3            Payment. On or prior to the Closing Date, (a) the Purchaser shall pay to the Company its Share Purchase Price in United States dollars and in immediately available funds, by wire transfer to the Company’s account as set forth in instructions previously delivered to the Purchaser by the Company and (b) the Company shall irrevocably instruct the Transfer Agent (as defined in Section 1.5 hereof) to deliver to the Purchaser the number of Shares set forth opposite the Purchaser’s name on the siganture page hereto, duly executed on behalf of the Company and registered in the name designated by the Purchaser as set forth on the Purchaser’s Stock Registration Questionnaire included as Exhibit A hereto.

1.4	Closing Deliverables.

(a)            Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i)	This Agreement duly executed by the Company;

(b)            Purchaser. On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company, the following (the “Purchaser Documents”):

(i)	this Agreement duly executed by such Purchaser;

(ii)        a Stock Registration Questionnaire in the form attached hereto as Exhibit A, fully completed and duly executed by the Purchaser;

(iii)	the Mandatory Private Placement Questionnaire attached hereto as Appendix I to Exhibit A, fully completed by such Purchaser;

(iv)       unless the Purchaser is a director or an executive officer (as such term is defined in Rule 501(f) of Regulation D promulgated under the Securities Act) of the Company as of the Closing Date, an Qualification Statement in the form attached hereto as Exhibit B, fully completed and duly executed by such Purchaser;

(v)         a Bad Actor Questionnaire in the form attached hereto as Exhibit C, fully completed and duly executed by the Purchaser; and

(vi)         the Purchaser’s Share Purchase Price by wire transfer of immediately available funds in United States dollars to the account specified by the Company or such pther payment of immediately available funds in United States dollars as acceptable by the Company.

1.5            Defined Terms Used in This Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York or Colorado generally are authorized or required by law or other government actions to close.

“Company Common Stock” means the Company’s common stock, par value $0.001 per share.

“Nasdaq” means The Nasdaq Capital Market or, as applicable, The NASDAQ Stock Market LLC.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Personal Information” means any information about a person (whether an individual or otherwise) required to be disclosed to a securities commission or other securities regulatory authority or stock exchange, whether pursuant to a form or request made by such commission, regulatory authority or stock exchange, and includes information contained in this Agreement (including, for greater certainty, the schedules incorporated by reference herein).

“Trading Day” means a trading day in which trading occurs on Nasdaq, the New York Stock Exchange, Inc., or such other exchange as the Company’s shares may then be trading on.

“Transaction Documents” means this Agreement, the Private Placement Memorandum and the schedules and exhibits attached hereto and thereto.

“Transfer Agent” means Computershare Trust Company of, N.A., the current transfer agent of the Company, with a mailing address of 150 Royall Street, Canton MA 02021, and any successor transfer agent of the Company.

“$” means United States dollars.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date as follows:

2.1            Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and as described in the Disclosure Documents (as defined in Section 2.6 below). The Company is qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means any (i) effect on the business, operations, properties, financial condition or prospects of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole, and (ii) condition, circumstance or situation that would adversely affect the validity of the Transaction Documents or the ability of the Company to perform any of its obligations thereunder.

2.2            Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform the Transaction Documents, to issue and sell the Shares to be issued by the Company in accordance with the terms hereof and to perform its obligations under the Transaction Documents. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its board of directors or stockholders is required therefor. When executed and delivered by the Company, this Agreement and the other Transaction Documents shall each constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application. The Company’s board of directors has adopted resolutions authorizing and approving the transactions contemplated by the Transaction Documents, including the issuance of the Shares to be issued by the Company pursuant to this Agreement and the other Transaction Documents and the performance by the Company of its obligations hereunder and thereunder.

2.3            Issuance of Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free and clear of any preemptive or similar rights. In addition, the Shares will be free and clear of all liens, claims, charges, security interests or agreements, pledges, assignments, covenants, restrictions or other encumbrances created by, or imposed by, the Company (collectively, “Encumbrances”) and rights of refusal of any kind imposed by the Company (other than restrictions on transfer under applicable securities laws, including the Securities Act) and the holder of the Shares shall be entitled to all rights accorded to a holder of Company Common Stock.

2.4            No Conflicts; Governmental Approvals. The execution, delivery and performance of the Transaction Documents by the Company, the sale and issuance of the Shares and the performance by the Company of its obligations thereunder do not and will not (i) violate any provision of the Company’s articles of incorporation or bylaws as currently in effect, (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any subsidiary is a party or by which the Company’s or any subsidiary’s properties or assets are bound, or (iii) result in a violation of any Canadian or U.S. federal, state or local statute, rule, regulation, order, judgment or decree (including Canadian and U.S. federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company or any subsidiary is bound or affected. The Company is not required under Canadian or U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents or issue and sell the Shares to be issued by the Company in accordance with the terms hereof and thereof, other than filings that have been made, or consents that have been obtained, pursuant to the rules and regulations of the Nasdaq or TSXV trading markets, applicable Canadian or United States state or provincial securities laws and post-sale filings pursuant to applicable Canadian or United States federal or state securities laws which the Company undertakes to file or obtain within the applicable time periods and the filings required to be made pursuant to this Agreement.

2.5            Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in its latest qaurterly report on Form 10-Q as filed with the the United States Securities and Exchange Commission (the “SEC”) on November 14, 2022. Except as disclosed in the 10-Q, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities (other than the grant of additional awards under the Company’s equity incentive plans).

2.6            Disclosure Documents, Financial Statements. Since December 31, 2021, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the United States Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated by the SEC thereunder, the “Exchange Act”), or pursuant to applicable securities commissions or securities regulatory authorities in Canada (the “Canadian Securities Regulators”), pursuant to the reporting requirements of such Canadian Securities Regulators (the “Disclosure Documents”). At the times of their respective filing, all such Disclosure Documents complied in all material respects with the requirements of the Exchange Act or the reporting requirements of the Canadian Securities Regulators, as applicable. At the times of their respective filings, such Disclosure Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied in all material respects with applicable requirements under the Exchange Act or the rules and regulations of the Canadian Securities Regulators, as applicable. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end audit adjustments).

2.7            Accountants. Baker Tilly US, LLC (formerly Squar Milner LLP)(the “Auditor”), as reported in the Annual Report, was, at the time such report was issued, an independent registered public accounting firm with respect to the Company and is subject to oversight by the Public Company Accounting Oversight Board. Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act and described in the Disclosure Documents, the Auditor has not engaged in any non- audit services prohibited by subsection (g) of Section 10A of the Exchange Act on behalf of the Company or its subsidiaries.

2.8            Internal Controls. Except as set forth in the Disclosure Documents, the Company has established and maintains a system of internal accounting controls to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since December 31, 2020, except as set forth in the Disclosure Documents, there have been no significant changes in internal controls or in other factors with respect to the Company that could significantly affect the Company’s internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

2.9            Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act or by the Canadian Securities Regulators) that (A) are designed to ensure that material information required to be disclosed by the Company in the reports it files and submits in its Disclosure Documents is accumulated and communicated to the management of the Company, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made; (B) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of the period covered by the Company’s most recent annual or quarterly report filed with the SEC; and (C) are effective in all material respects to perform the functions for which they were established.

2.10            Sarbanes-Oxley. The Company is in compliance in all material respects with all provisions currently in effect and applicable to the Company of the Sarbanes-Oxley Act of 2002, and all rules and regulations promulgated thereunder or implementing the provisions thereof.

2.11            No Material Adverse Change. Except as disclosed in the Disclosure Documents, since December 31, 2020, the Company has not (i) experienced or suffered any Material Adverse Effect, (ii) incurred any material liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s business or (iii) declared, made or paid any dividend or distribution of any kind on its capital stock.

2.12            No Undisclosed Events or Circumstances. Except as disclosed in the Disclosure Documents, since December 31, 2020, except for the consummation of the transactions contemplated herein, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

2.13            Litigation. Except as disclosed in the Disclosure Documents, no action, suit, proceeding or investigation is currently pending or, to the knowledge of the Company, has been threatened in writing against the Company that: (i) concerns or questions the validity of this Agreement; (ii) concerns or questions the right or authority of the Company to enter into the Transaction Documents and to perform its obligations thereunder; or (iii) is reasonably likely to have a Material Adverse Effect. The Company is neither a party to nor subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate that would have a Material Adverse Effect.

2.14            Compliance. The Company is not in violation of any provision of the Company’s articles of incorporation or bylaws as currently in effect. Neither the Company nor any subsidiary, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it or to which it or its respective properties are subject, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all Canadian and U.S. federal, state and local laws applicable to its business, except in each case of (i), (ii) and (iii) above, for such defaults or violations as have not had, and could not reasonably be expected to have, a Material Adverse Effect, individually or in the aggregate.

2.15            Listing and Maintenance Requirements. Except as set forth in the Disclosure Documents in relation to the Company receiving a bid price deficiency notice from the Nasdaq, the Company is, and has no reason to believe that it will not, upon the issuance of the Shares hereunder, continue to be, in compliance with the requirements of the Nasdaq trading market for continued listing of the Company Common Stock thereon and, except as note above, the Company has not received any notification that, and has no knowledge that Nasdaq is contemplating terminating such listing. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of Nasdaq in any material respect.

2.16            Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares, will not be required to be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

2.17            Private Placement. Neither the Company nor its Affiliates, nor, to the Company’s knowledge, any Person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares hereunder, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the sale and issuance by the Company of the Shares under the Securities Act or (iii) has issued any shares of Company Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Company Common Stock which would be integrated with the sale of the Shares to the Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of Nasdaq, nor will the Company or any of its Affiliates take any action or steps that would require registration of any of the Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings. Assuming the accuracy of the representations and warranties of the Purchaser, the offer and sale of the Shares to be issued by the Company to the Purchaser pursuant to this Agreement will be exempt from the registration requirements of the Securities Act. None of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act but excluding the underwriters, their U.S. Affiliates, any selling group member or any person acting on any of their behalf, as to whom the Company makes no representation, warranty or covenant) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i)–(viii) under the Securities Act (a “Disqualification Event”). The Company has exercised reasonable care to determine: (i) the identity of each person that is an Issuer Covered Person; and (ii) whether any Issuer Covered Person is subject to a Disqualification Event. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the offer and sale of the Shares under the Securities Act.

2.18            No Manipulation of Stock. The Company has not taken and will not take, in violation of applicable law, any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Company Common Stock.

2.19            Brokers and Finders. Neither the Company nor any of the officers, directors or employees of the Company has employed any broker or finder in connection with the transaction contemplated by this Agreement.

2.20            OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, Affiliate or person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

2.21            Shell Company Status. The Company is not, currently, an issuer identified in Rule 144(i)(1)(i).

2.22          Questionable Payments. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any subsidiary, has on behalf of the Company or any subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

2.23            Transactions with Affiliates. Except as disclosed in the Disclosure Documents, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company or any subsidiary is presently a party to any transaction with the Company or any subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.24            Disclosures. Neither the Company nor any Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that constitutes or might constitute material, non-public information, other than the terms of the transactions contemplated hereby. The written materials delivered to the Purchaser in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.25            FDA. The Company is not subject to the rules and regulations of the U.S. Food and Drug Administration.

2.26            No Fiduciary. The Company acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice or other guidance provided by any Purchaser or any of its representatives and agents with respect to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s entry into such transactions. The Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and agents.

2.27            Reliance. The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Purchaser.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

The Purchaser hereby represents, warrants and covenants to the Company as follows:

3.1       Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate limited liability company or limited partnership action, and no further consent or authorization of such Purchaser or its board of directors, stockholders or other governing body is required. When executed and delivered by such Purchaser, this Agreement shall constitute a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

3.2	[Reserved]

3.3        Purchaser Sophistication; Accredited Investor. At the time such Purchaser was offered the Shares and as of the date hereof, such Purchaser (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (b) in connection with its decision to purchase the Shares, relied only upon the Disclosure Documents, other publicly available information including the risks and uncertainties discussed in the Company’s most recent annual and quarterly reports filed with the SEC under the Exchange Act and the Canadian Securities Regulators and available on the Company’s profiles on EDGAR at www.sec.gov and on SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference, and the representations and warranties of the Company contained herein; (c) is acquiring the Shares for its own account for investment purposes only and with no present intention of distributing any of the Shares or any arrangement or understanding with any other persons regarding the distribution of the Shares in violation of the Securities Act or any applicable state securities laws; provided, however, that such Purchaser may at all times to sell or otherwise dispose of all or any part of such Shares in compliance with the Securities Act and any applicable state securities laws; and provided, that nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time; (e) has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares; (f) will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of) any of the Shares except in compliance with the Securities Act and applicable Canadian provincial and United States state securities laws; (g) understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares; (h) understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of such Purchaser’s investment (provided that such acknowledgment in no way diminishes the representations, warranties and covenants made by the Company hereunder); and (i) understands that neither the SEC, or any Canadian or United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

3.4            Restricted Shares. Such Purchaser acknowledges that the Shares are “restricted securities” under Rule 144 of the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act or sold pursuant to an available exemption therefrom. If the Purchaser is selling the Shares pursuant to Rule 144 promulgated under the Securities Act or pursuant to another exemption from registration under the Securities Act, the Company shall have received an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the Transfer Agent that such sale may be made in compliance with the Securities Act (such opinion of counsel to be deemed to be delivered in connection with Rule 144 transfers made in accordance with Section 4.4 hereof). Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which provide a safe harbor for the limited resale of stock purchased in a private placement subject to the satisfaction of certain conditions (if applicable), including, among other things, the existence of a public market for the stock, the availability of certain current public information about the Company, the resale occurring after certain holding periods have been met, and for Affiliates of the Company, the sale being conducted through a “broker’s transaction” or a transaction directly with a “market maker” and the number of shares of the stock being sold during any three-month period not exceeding specified limitations. Such Purchaser further acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time such Purchaser wishes to sell the Shares and, if so, such Purchaser may be precluded from selling the Shares under Rule 144 even if the required holding period has been satisfied.

3.5            Residency. Such Purchaser is a resident of or an entity organized under the jurisdiction specified below its address on the signature page hereto. The Purchaser is not a resident of or an entity organized under the laws of Canada or a jurisdiction therein.

3.6          Ownership of Capital Stock. Except as disclosed in the Disclosure Documents and excluding the Shares, such Purchaser and its Affiliates beneficially own no shares of capital stock of the Company as of the date hereof.

3.7          Stock Legends. Such Purchaser acknowledges that certificates evidencing the Shares shall bear restrictive legends in substantially the following form (and including related stock transfer instructions and record notations) and any other legends that may be required by the TSXV:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, OR (D) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS, AND IN CONNECTION WITH ANY SALE OR TRANSFER PURSUANT TO (C) OR (D) AS EVIDENCED BY A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE FOUR (4) MONTHS PLUS A DAY FROM [INSERT THE CLOSING DATE].

3.8            No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

3.9            No General Solicitation; Pre-Existing Relationship. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine, e-mail or by electronic means on the internet, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement (as such terms are used in Regulation D under the Securities Act). Such Purchaser also represents that such Purchaser was contacted regarding the sale of the Shares by the Company (or an authorized agent or representative of the Company) with which such Purchaser had a substantial pre-existing relationship.

3.10            Purchase Entirely for Own Account. The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable Canadian and U.S. federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time.

3.11          Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

3.12            Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. Such Purchaser acknowledges receipt of copies of the Disclosure Documents (or access thereto via EDGAR or SEDAR). Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.

3.13            Interested Stockholders. Each Purchaser that is an “Interested Stockholder” (as such term is defined in Section 78.423 of the Nevada Revised Statutes) represents and warrants that either (a) it has been an Interested Stockholder for at least three years prior to the date hereof or (b) the transaction that resulted in such Purchaser becoming an Interested Stockholder was approved by the Company’s board of directors or a duly authorized committee thereof.

3.14           No Rule 506 Disqualifying Activities. Such Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) under the Securities Act.

3.15            Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

3.16            Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Company Common Stock and other activities with respect to Company Common Stock and has not undertaken and will not undertake any actions in violation of Regulation M.

3.17            Canadian Distribution. The Purchaser acknowledges that the Shares have not been qualified for distribution by a prospectus in Canada and may not be offered or sold in Canada during the course of the distribution except pursuant to a prospectus filed with a securities commission in Canada or pursuant to an exemption from the prospectus requirements.

3.18           Personal Information. The Purchaser acknowledges that this Agreement requires the Purchaser to provide certain Personal Information to the Company and its agents and advisers as reasonably necessary in connection with the Offering. Such information is being collected and will be used by the Company for the purposes of completing the Offering of the Shares, which includes, without limitation, determining the Purchaser’s eligibility to purchase the Shares under applicable Canadian and U.S. securities laws and completing filings required by the applicable securities commission or other securities regulatory authority. The Purchaser agrees that the Purchaser’s Personal Information may be disclosed by the Company to: (i) stock exchanges and applicable securities regulatory authorities, including the applicable securities commission; (ii) the Company’s Transfer Agent; (iii) the applicable taxing authorities; and (iv) any of the other parties involved in the proposed Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing and delivering this Agreement, the Purchaser consents to the foregoing collection, use, and disclosure of the Purchaser’s Personal Information. The Purchaser also consents to the filing of copies or originals of any of the Purchaser Documents described in Section 1.4(b) hereof as may be required to be filed with any stock exchange or securities commission in connection with the transactions contemplated hereby.

ARTICLE IV

COVENANTS OF THE PARTIES

4.1            Further Transfers. Each Purchaser covenants that the Shares will only be sold, offered for sale, pledged, loaned, or otherwise disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, the Company may require such Purchaser to provide to the Company an opinion of counsel of recognized standing, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration under the Securities Act (such opinion of counsel to be deemed to be delivered in connection with Rule 144 transfers made in accordance with Section 4.4 hereof).

4.2            No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares pursuant to this Agreement in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser, or that will be integrated with the offer or sale of the Shares pursuant to this Agreement for purposes of the rules and regulations of Nasdaq such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction. The Purchaser shall take no action to become a group such that any transactions contemplated by this Agreement would require shareholder approval prior to Closing.

ARTICLE V
CONDITIONS TO CLOSING

5.1          Conditions Precedent to the Obligations of the Purchaser. The obligation of the Purchaser to acquire the Shares at the Closing is subject to the satisfaction or waiver by the Purchaser, at or before the Closing, of each of the following conditions:

(a)            Representations and Warranties. The representations and warranties of the Company contained in Article II shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Article II hereof not qualified as to materiality shall be true and correct in all material respects as of the date hereof and the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b)            Performance. The Company shall have performed and complied, in all material respects, with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing, including, without limitation, the delivery by the Company of the items contemplated by Section 1.4(a).

(c)            No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)            No Nasdaq Objection. Nasdaq shall not have raised any objection to the consummation of the transactions contemplated by the Transaction Documents in the absence of stockholder approval of such transactions.

5.2          Conditions Precedent to the Obligations of the Company. The obligation of the Company to issue the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)            Representations and Warranties. The representations and warranties of the Purchaser contained in Article III shall be true and correct in all respects as of the Closing (unless as of a specific date therein in which case they shall be accurate as of such date).

(b)            Performance. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing, including, without limitation, the delivery by the Purchaser of the items contemplated by Section 1.4(b).

(c)            No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)            No Nasdaq Objection. Nasdaq shall not have raised any objection to the consummation of the transactions contemplated by the Transaction Documents in the absence of stockholder approval of such transactions.

ARTICLE VI
TERMINATION

6.1     Termination. In addition to the provisions of Section 7.6, in the event that the Closing shall not have occurred with respect to the Purchaser on or before ten (10) Business Days from the date hereof due to the Company’s or the Purchaser’s failure to satisfy the conditions set forth in Section 5 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

ARTICLE VII
MISCELLANEOUS

7.1            Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the Closing and the delivery of the Shares.

7.2            No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’ fee or commission in connection with this transaction. The Company agrees to indemnify and to hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible. The Purchaser agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible.

7.3            Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7.4            Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.5          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.5 prior to 4:00 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (Eastern time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person:

If to the Company:	Assure Holdings Corp. 4600 South Ulster Street, Suite 1225 Denver, CO 80237 Attention: Mr. John Allen Farlinger, Chairman & CEO Email: john.farlinger@assureiom.com Fax No.:

with copies (which copies shall not constitute notice to the Company) to:	Dorsey & Whitney LLP 1400 Wewatta Street, Suite 400 Denver, CO 80202 Attention: Kenneth G. Sam, Esq. Email: sam.kenneth@dorsey.com Fax No.: (416) 367-7371

If to the Purchaser:	To the addresses as set forth on the signature page hereto.

7.6            Amendments; Waivers. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

7.7            Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.8            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser; provided, however, that no such consent shall be required in connection with any assignment (i) occurring by operation of law in connection with any merger or consolidation to which the Company is a party, (ii) in connection with the acquisition of all or substantially all of the assets of the Company or (iii) any other similar business combination transaction involving the Company. The Purchaser may assign its rights under this Agreement in connection with the sale or transfer of some or all of its Shares; provided, that (i) as a condition of such sale or transfer, such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement as a party hereto and (ii) such sale or transfer shall have been made in accordance with the applicable securities laws.

7.9            Persons Entitled to Benefit of Agreement. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.10            Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado without regard to the conflict of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Colorado for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7.11            Counterparts; Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.12            Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible, and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

7.13            Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Company Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Company Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THE COMPANY:

ASSURE HOLDINGS CORP.

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

By:
Name:
Title:

Number of Shares Purchased:_________________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

[Signature Page to Securities Purchase Agreement]

Exhibit A

STOCK REGISTRATION QUESTIONNAIRE

Pursuant to Section 1.4 of the Securities Purchase Agreement, please provide us with the following information:

The exact name that the Shares are to be registered in (this is the name that will appear on the common stock certificate(s) or Direct Registration System advice(s)):

The relationship between the Purchaser of the Shares and the Registered Purchaser listed in response to Item 1 above:

The mailing address, telephone, fax and e-mail number of the Registered Purchaser listed in response to Item 1 above:

The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Purchaser listed in response to Item 1 above:

Brokerage firm and Account Number of the Registered Purchaser listed in response to Item 1 above (indicate none if such Registered Purchaser does not yet have one):

Form of delivery of Shares:
Stock certificate(s): ☐
Electronic book-entry in the Direct Registration System: ☐

Appendix I to Exhibit A

Mandatory Private Placement Questionnaire

Each Purchaser shall also complete the following information:

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

Account Reference (if applicable)

(Telephone number of Disclosed Principal)

Present Ownership of Common Shares of the Company

The Purchaser (or the beneficial purchaser for whom the Purchaser is contracting hereunder), as the case may be, either [check appropriate box]:

☐	DOES NOT OWN directly or indirectly, or exercise control or direction over, ANY common shares in the capital stock of the Company or securities convertible into common shares in the capital stock of the Company; or

☐	owns directly or indirectly, or exercises control or direction over, ____________ common shares in the capital stock of the Company and convertible securities entitling the Purchaser (or the beneficial purchaser for whom the Purchaser is contracting hereunder) to acquire an additional ____________ common shares in the capital stock of the Company.

Insider Status

The Purchaser either [check appropriate box]:

is an “Insider” of the Company as defined in the Securities Act (British Columbia); or
is not an Insider of the Company.

Registrant Status

The Purchaser either [check appropriate box]:

is a “Registrant” as defined in the Securities Act (British Columbia); or
is not a Registrant

Member of “Pro Group”

The Purchaser either [initial appropriate box]:

☐	is a Member of the “Pro Group” as defined in the TSX Venture Exchange Corporate Finance Manual; namely “Pro Group” means:

1.	Subject to subparagraphs (2), (3) and (4), “Pro Group” shall include, either individually or as a group:
(a)	the member (i.e. a member of the TSX Venture Exchange under the TSX Venture Exchange requirements);
(b)	employees of the member;
(c)	partners, officers and directors of the member;
(d)	affiliates of the member; and
(e)	associates of any parties referred to in subparagraphs (a) through (d).
2.	The TSX Venture Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSX Venture Exchange determines that the person is not acting at arm’s length to the member.
3.	The TSX Venture Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSX Venture Exchange determines that the person is acting at arm’s length to the member.
4.	The TSX Venture Exchange may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (1) to be excluded from the Pro Group where the TSX Venture Exchange determines that:
(a)	the person is an affiliate or associate of the member acting at arm’s length of the member;
(b)	the associate or affiliate has a separate corporate and reporting structure;
(c)	there are sufficient controls on information flowing between the member and the associate or affiliate; and
(d)	the member maintains a list of such excluded persons; or
☐	is not a member of the Pro Group.

ALL PURCHASERS SHOULD BE AWARE THAT GUIDANCE FROM THE CANADIAN SECURITIES ADMINISTRATORS MAY MEAN THAT THE COMPANY MAY REQUIRE ADDITIONAL INFORMATION FROM YOU OR MAY REQUIRE YOU TO PROVIDE ADDITIONAL DOCUMENTATION TO CONFIRM YOUR ELIGIBILITY TO RELY ON AN EXEMPTION UNDER APPLICABLE SECURITIES LAWS.

NOTE: The information collected herein will be used by the Company in determining whether the Purchaser meets the requirements for the applicable prospectus exemptions, for making certain filings with the applicable regulatory authorities and for meeting its requirements under securities legislation and corporate law with respect to the mailing of continuous disclosure materials of the Company to the Purchaser. By signing this Agreement, the Purchaser and any Disclosed Principal for whom the Purchaser is acting hereby consents to the collection and use of all of the Purchaser’s or the Disclosed Principal’s personal information contained herein by the Company for the above-referenced purposes.

Exhibit B

QUALIFICATION QUESTIONNAIRE

The Purchaser:

☐ is not an “accredited investor” and the Purchaser hereby represents that he, she or it alone or together with their advisers, has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of this investment

☐ is an “accredited investor” and must indicate whether the intended beneficial owner of the Shares qualifies as an “accredited investor” pursuant to at least one of the following tests. (Please check all that apply, or, if none applies, consult counsel).

☐	Any individual whose net worth, or joint net worth with that person’s spouse or spousal equivalent, at the time of his or her purchase of the Offered Shares, exceeds US$1,000,000. For purposes of calculating net worth under this section, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the Offered Shares, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Offered Shares shall be included as a liability.:

☐	Any individual who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and reasonably expects to reach the same income level in the current year.

I hereby acknowledge that the answers to the foregoing questions are correct and complete to the best of my knowledge.

Date:                               , 2022

By:
Name:
Title:

Exhibit C

“BAD ACTOR” QUESTIONNAIRE FORM

Rule 506 Disqualification Event Questionnaire

DATE:

NAME:

This Questionnaire is being furnished to you to obtain information in connection with an offering (the “Offering”) of securities by Assure Holdings Corp. (the “Company”), under Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). As used in this Questionnaire, “you” also refers to any entity on whose behalf you are responding.

Important Note: Please answer every question. If your answer to a question is “Yes,” please provide details in the explanation. Unless otherwise stated, your answers should be given as of the date you sign the Questionnaire. Please note that certain questions are necessarily broad in scope, so if you have doubts regarding whether something should be included in your response please err on the side of over- inclusion. The Company may have additional follow-up questions for you in connection with the Offering.

Once you have completed the Questionnaire, please sign it to indicate: (i) your consent for the Company to rely upon the information provided in this Questionnaire; (ii) your acknowledgement that the U.S. Securities and Exchange Commission (the “SEC”) or the Canadian and U.S. trading markets may require the Company to publicly disclose the information provided in this Questionnaire, and your consent to such public disclosure; and (iii) your confirmation that the information contained in the Questionnaire is true and correct, to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire.

THE EXISTENCE AND CONTENTS OF THE QUESTIONNAIRE, AS WELL AS YOUR ANSWERS AND ALL NOTES AND DRAFTS PREPARED BY YOU, ARE CONSIDERED EXTREMELY CONFIDENTIAL AND PROPRIETARY BY THE COMPANY AND SHOULD BE TREATED ACCORDINGLY.

Name, Address, Telephone Number and E-mail Your full name:

Please provide all previous, assumed or fictitious names or aliases:

Business Address:	Home Address:

Business Telephone: ( )	Home Telephone: ( )
E-Mail Address:

1.	Have you been convicted, within ten (10) years of the date hereof, of any felony or misdemeanor:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

¡	Yes. If yes, please explain:

¡	No.

2.	Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five (5) years of the date hereof, that, on the date hereof, restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

¡	Yes. If yes, please explain:

¡	No.

3.	Are you subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	on the date hereof, bars you from:
•	association with an entity regulated by such commission, authority, agency or officer;
•	engaging in the business of securities, insurance or banking; or
•	engaging in savings association or credit union activities; or
•	constitutes a final order, entered within ten (10) years of the date hereof, that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct?

A “final order” is a written directive or declaratory statement issued by any of the regulators listed in this Question 3 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that regulator.

¡	Yes. If yes, please explain:

¡	No.

4.	Are you subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or Section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, on the date hereof:

•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on your activities, functions or operations, or imposes civil money penalties on you; or
•	bars you from being associated with any entity or from participating in the offering of any penny stock?

¡	Yes. If yes, please explain:

¡	No.

5.	Are you subject to any order of the SEC, entered within five (5) years of the date hereof, that, on the date hereof, orders you to cease and desist from committing or causing a violation of or a future violation of:

•	any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or

•	Section 5 of the Securities Act.

¡	Yes. If yes, please explain:

¡	No.

6.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

¡	Yes. If yes, please explain:

¡	No.

7.	Have you filed (as a registrant or issuer), or were you named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five (5) years of the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

¡	Yes. If yes, please explain:

¡	No.

8.	Are you subject to a United States Postal Service false representation order entered within five (5) years of the date hereof, or are you, on the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

¡	Yes. If yes, please explain:

¡	No.

[Signature Page Follows]

If any information furnished by me in this Questionnaire becomes inaccurate, incomplete or otherwise changes, I will promptly advise the Issuer to that effect and furnish any supplementary information that may be appropriate as a result of any developments, including the passage of time and any new relationships that may develop in the future.

The foregoing answers are correctly and fully stated to the best of my knowledge, information and belief after a reasonable investigation.

, 2022
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